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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): November 20, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF NOVEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1996-LB3)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     333-14225               13-3439681
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

Seven World Trade Center
New York, New York                                           10048
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(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated November 20, 1996, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1996-LB3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 1996, among the Registrant as depositor, Long Beach Mortgage Company as master servicer and Norwest Bank Minnesota, N.A. as trustee. The Certificates designated as the Series 1996-LB3 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans having original terms to maturity ranging from 10 years to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Brothers Inc (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                       Description
         -----------                       -----------


             99.3 Computational Materials (as defined in Item 5) that have been provided by Salomon Brothers Inc to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1996-LB3

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 20, 1996

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.


                                   By:      /s/ Vincent J. Varca
                                   -----------------------------
                                   Name:  Vincent J. Varca
                                   Title: Assistant Vice President

                                INDEX TO EXHIBITS



                                                                   Sequentially
       Exhibit No.                   Description                   Numbered Page
       -----------                   -----------                   -------------

           99.3       Computational Materials (as defined in Item         P
                      5) that have been provided by Salomon
                      Brothers Inc to certain prospective
                      purchasers of Salomon Brothers Mortgage
                      Securities VII, Inc., Asset-Backed Floating
                      Rate Certificates, Series 1996-LB3